Registration No. 333-150786

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Post-Effective Amendment No. 2

to

FORM F-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

AEGON N.V.	AEGON FUNDING COMPANY LLC
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Not Applicable (Translation of Registrant’s name into English)	Delaware (State or other jurisdiction of incorporation or organization)

The Netherlands (State or other jurisdiction of incorporation or organization)	42-1489646 (I.R.S. Employer Identification No.)

Not Applicable	Corporation Trust Center
(I.R.S. Employer Identification No.)	1209 Orange Street
Wilmington, DE 19801
AEGONplein 50	(319) 355-8511
PO Box 85	(Address and telephone number of
2501 CB The Hague	Registrant’s principal executive offices)
The Netherlands
011-31-70-344-3210 (Address and telephone number of Registrant’s principal executive offices)

Craig D. Vermie, Esq.

AEGON USA, INC.

4333 Edgewood Road NE

Cedar Rapids, IA 52499

(319) 355-8511

(Name, address and telephone number of agent for service)

Copy of communications to:

A. Peter Harwich, Esq.

Allen & Overy LLP

1221 Avenue of the Americas

New York, NY 10020

(212) 610-6300

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Explanatory Note

The purpose of this Post-Effective Amendment No. 2 to the Registration Statement is to file certain exhibits to the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 9.    Exhibits

Exhibit Number	Description

1.1	Form of Underwriting Agreement(1)

1.2	Underwriting Agreement dated August 13, 2009 among AEGON N.V. and the underwriters named therein(2)

1.3	Underwriting Agreement dated November 23, 2009 among AEGON N.V. and the underwriters named therein

4.1	Articles of Incorporation of AEGON N.V., as amended and restated May 3, 2007(3)

4.2	Amendment of the 1983 Merger Agreement among AEGON and Vereniging AEGON(4)

4.3	Preferred Shares Voting Rights Agreement(5)

4.4	Specimen Share Certificate(6)

4.5	Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee(7)

4.6	Form of Guarantee (included in Exhibit 4.5)

4.7	Form of Warrant Agreement(8)

4.8	Form of Purchase Contract Agreement(9)

4.9	Form of Unit Agreement(10)

4.10	Seventh Supplemental Indenture among AEGON N.V., The Bank of New York Mellon Trust Company, N.A. and Citibank, N.A., dated as of November 27, 2009

4.11	Form of 4.625% Senior Note due 2015(included in Exhibit 4.10)

5.1	Opinion of Allen & Overy, New York, New York(11)

5.2	Opinion of Allen & Overy, Amsterdam, The Netherlands(12)

8.1	Tax Opinion of Allen & Overy, New York, New York(13)

23.1	Consent of Allen & Overy, New York, New York (included in Exhibit 5.1 and Exhibit 8.1)

23.2	Consent of Allen & Overy, Amsterdam, The Netherlands (included in Exhibit 5.2)

23.3	Consent of Ernst & Young Accountants, Independent Registered Public Accounting Firm(14)

24.1	Powers of Attorney(15)

24.2	Powers of Attorney(16)

25.1	Statement of Eligibility of The Bank of New York Trust Company, N.A. under the Trust Indenture Act of 1939 on Form T-1(17)

(1)	Incorporated by reference to Exhibit 1.1 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(2)	Incorporated by reference to Exhibit 1.2 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-150786) filed with the SEC on November 12, 2009.

(3)	Incorporated by reference to Form 6-K furnished to the SEC on May 31, 2007.

(4)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(5)	Incorporated by reference to Exhibit 4.3 to Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(6)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-71438) filed with the SEC on October 11, 2001.

(7)	Incorporated by reference to Exhibit 4.3 to Form F-3 (file no. 333-71438) filed with the SEC on October 11, 2001.

(8)	Incorporated by reference to Exhibit 4.12 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 21, 2003.

(9)	Incorporated by reference to Exhibit 4.13 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(10)	Incorporated by reference to Exhibit 4.14 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(11)	Incorporated by reference to Exhibit 5.1 to Form F-3 (file no. 333-150786) filed with the SEC on May 9, 2008.

(12)	Incorporated by reference to Exhibit 5.2 to Form F-3 (file no. 333-150786) filed with the SEC on May 9, 2008.

(13)	Incorporated by reference to Exhibit 8.1 to Form F-3 (file no. 333-150786) filed with the SEC on May 9, 2008.

(14)	Incorporated by reference to Exhibit 23.3 to Form F-3 (file no. 333-150786) filed with the SEC on May 9, 2008.

(15)	Incorporated by reference to the signature pages of Form F-3 (file no. 333-150786) filed with the SEC on May 9, 2008.

(16)	Incorporated by reference to Exhibit 24.2 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-150786) filed with the SEC on November 12, 2009.

(17)	Incorporated by reference to Exhibit 25.1 to Form F-3 (file no. 333-150786) filed with the SEC on May 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, AEGON N.V., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The Hague, The Netherlands, on this 23rd day of December, 2009.

AEGON N.V.

By:
/s/ C.M. VAN KATWIJK
Name:	C.M. van Katwijk
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons (who comprise a majority of the Executive, Management and Supervisory Boards) in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer and Chairman of the Executive and Management Boards (Principal Executive Officer)	December 23, 2009
A.R. WYNAENDTS

*	Member of the Executive and Management Boards and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	December 23, 2009
J.J. NOOITGEDAGT

*	Chairman of the Supervisory Board	December 23, 2009
D.G. EUSTACE

*	Vice-Chairman of the Supervisory Board	December 23, 2009
I.W. BAILEY, II

*	Supervisory Board Member	December 23, 2009
A. BURGMANS

*	Supervisory Board Member	December 23, 2009
A.W.H. DOCTERS VAN LEEUWEN

*	Supervisory Board Member	December 23, 2009
C. KEMPLER

*	Supervisory Board Member	December 23, 2009
S. LEVY

*	Supervisory Board Member	December 23, 2009
K.M.H. PEIJS

*	Vice-Chairman of the Supervisory Board	December 23, 2009
R.J. ROUTS

*	Supervisory Board Member	December 23, 2009
K.J. STORM

*	Supervisory Board Member	December 23, 2009
B. VAN DER VEER

*	Supervisory Board Member	December 23, 2009
L.M. VAN WIJK

*	Supervisory Board Member	December 23, 2009
D.P.M. VERBEEK

*	Authorized U.S. Representative	December 23, 2009
C.D. VERMIE

Pursuant to the requirements of the Securities Act of 1933, the Registrant, AEGON Funding Company LLC, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The Hague, The Netherlands, on this 23rd day of December, 2009.

AEGON Funding Company LLC

By:
/s/ C.M. VAN KATWIJK
Name:	C.M. van Katwijk
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons (who comprise a majority of the Board of Directors) in the capacities and on the dates indicated.

Signature	Title	Date

/s/ C.M. VAN KATWIJK	President (Principal Executive Officer)	December 23, 2009
C.M. VAN KATWIJK

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 23, 2009
C. FOWLER

*	Secretary	December 23, 2009
C.D. VERMIE

*By his signature below, the undersigned, pursuant to a duly authorized power of attorney filed with the Securities and Exchange Commission, has signed this Post-Effective Amendment No. 2 to the Registration Statement on behalf of the person indicated.

/s/ C.M. VAN KATWIJK
C.M. VAN KATWIJK

EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Underwriting Agreement(1)

1.2	Underwriting Agreement dated August 13, 2009 among AEGON N.V. and the underwriters named therein(2)

1.3	Underwriting Agreement dated November 23, 2009 among AEGON N.V. and the underwriters named therein

4.1	Articles of Incorporation of AEGON N.V., as amended and restated May 3, 2007(3)

4.2	Amendment of the 1983 Merger Agreement among AEGON and Vereniging AEGON(4)

4.3	Preferred Shares Voting Rights Agreement(5)

4.4	Specimen Share Certificate(6)

4.5	Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee(7)

4.6	Form of Guarantee(included in Exhibit 4.5)

4.7	Form of Warrant Agreement(8)

4.8	Form of Purchase Contract Agreement(9)

4.9	Form of Unit Agreement(10)

4.10	Seventh Supplemental Indenture among AEGON N.V., The Bank of New York Mellon Trust Company, N.A. and Citibank, N.A., dated as of November 27, 2009

4.11	Form of 4.625% Senior Note due 2015(included in Exhibit 4.10)

5.1	Opinion of Allen & Overy, New York, New York(11)

5.2	Opinion of Allen & Overy, Amsterdam, The Netherlands(12)

8.1	Tax Opinion of Allen & Overy, New York, New York(13)

23.1	Consent of Allen & Overy, New York, New York (included in Exhibit 5.1 and Exhibit 8.1)

23.2	Consent of Allen & Overy, Amsterdam, The Netherlands (included in Exhibit 5.2)

23.3	Consent of Ernst & Young Accountants, Independent Registered Public Accounting Firm(14)

24.1	Powers of Attorney(15)

24.2	Powers of Attorney(16)

25.1	Statement of Eligibility of The Bank of New York Trust Company, N.A. under the Trust Indenture Act of 1939 on Form T-1(17)

(1)	Incorporated by reference to Exhibit 1.1 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(2)	Incorporated by reference to Exhibit 1.2 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-150786) filed with the SEC on November 12, 2009.

(3)	Incorporated by reference to Form 6-K furnished to the SEC on May 31, 2007.

(4)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(5)	Incorporated by reference to Exhibit 4.3 to Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(6)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-71438) filed with the SEC on October 11, 2001.

(7)	Incorporated by reference to Exhibit 4.3 to Form F-3 (file no. 333-71438) filed with the SEC on October 11, 2001.

(8)	Incorporated by reference to Exhibit 4.12 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 21, 2003.

(9)	Incorporated by reference to Exhibit 4.13 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(10)	Incorporated by reference to Exhibit 4.14 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(11)	Incorporated by reference to Exhibit 5.1 to Form F-3 (file no. 333-150786) filed with the SEC on May 9, 2008.

(12)	Incorporated by reference to Exhibit 5.2 to Form F-3 (file no. 333-150786) filed with the SEC on May 9, 2008.

(13)	Incorporated by reference to Exhibit 8.1 to Form F-3 (file no. 333-150786) filed with the SEC on May 9, 2008.

(14)	Incorporated by reference to Exhibit 23.3 to Form F-3 (file no. 333-150786) filed with the SEC on May 9, 2008.

(15)	Incorporated by reference to the signature pages of Form F-3 (file no. 333-150786) filed with the SEC on May 9, 2008.

(16)	Incorporated by reference to Exhibit 24.2 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-150786) filed with the SEC on November 12, 2009.

(17)	Incorporated by reference to Exhibit 25.1 to Form F-3 (file no. 333-150786) filed with the SEC on May 9, 2008.